Exhibit 32.1
Certification of the Company’s Chief Executive Officer and Chief Financial Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)
     Pursuant to 18 U.S.C. § 1350, the undersigned officers of SandRidge Energy, Inc. (the “Company”), hereby certify that the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tom L. Ward
Tom L. Ward
President, Chief Executive Officer and Chairman of the Board

February 26, 2009

/s/ Dirk M. Van Doren
Dirk M. Van Doren
Executive Vice President and Chief Financial Officer

February 26, 2009